GREENLIGHT CAPITAL RE, LTD.
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Greenlight Capital Re, Ltd. (the “Company”), and the participant named below (“Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”).

Participant:	Leonard Goldberg
Address:	505 S Orange Ave Unit 402
Sarasota, FL, USA
Total Option Shares:	22,750
Exercise Price Per Share:	U.S.$ 22.10
Date of Grant:	April 3, 2017
Expiration Date:	April 3, 2027

1.Grant of Option. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of Shares set forth above as Total Option Shares (“Option Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.
2.    Exercise Period.
2.1    The Option will become immediately vested and exercisable with respect to 100% of the Option Shares on the Date of Grant.
2.2    The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 2.1 of this Agreement or, if applicable, pursuant to Section 10 of the Plan.
3.    Manner of Exercise.
3.1    To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Participant’s election to exercise the Option, (ii) the number of Option Shares being purchased, (iii) any restrictions imposed on the Option Shares, (iv) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws and (v) whether the Shares shall be certificated or held in book-form. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option. The Option may not be exercised unless all necessary regulatory approvals have been obtained and such exercise is in compliance with all applicable securities laws and all regulatory and other applicable laws of the Cayman Islands, as they are in effect on the date of exercise. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Option Shares being purchased in cash or by cashiers’ check, or where permitted by law:
(a)    provided that the shareholders of the Company have approved by ordinary resolution at a general meeting either the Plan which contemplates the manner of repurchase set out herein or the manner of repurchase of Shares contemplated hereby, and to the extent permitted by, and in compliance with, all applicable laws and the Company’s Memorandum and Articles of Association, by delivery to the Company of Shares having an aggregate Fair Market Value equal to the Exercise Price to be satisfied by their delivery which have been held by Participant for at least six (6) months;
(b)    through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits to forward the total Exercise Price directly to the Company;
(c)    by a “net exercise” method whereby the Company withholds from delivery of the Option Shares subject to the Option (or portion thereof) that number of whole Option Shares having a Fair Market Value on the date of exercise equal to (or, to avoid the issuance of fractional Option Shares, less than) the aggregate Exercise Price of the Option Shares being purchased upon such exercise (inclusive of the Option Shares being withheld as payment); or
(d)    by any combination of the foregoing.
3.2    At the time of exercise, Participant shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold any applicable income or other taxes incurred by reason of the exercise of the Option granted hereunder. Participant may satisfy any such tax withholding obligation relating to the exercise or acquisition of the Option Shares by any of the following means (in addition to the Company’s right to withhold or to direct the withholding from any compensation paid to Participant by the Company or by an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Option Shares hereunder (and payment therefor); provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) provided that the shareholders of the Company have approved by ordinary resolution at a general meeting either the Plan which contemplates the manner of repurchase set out herein or the manner of repurchase of Shares contemplated hereby, and to the extent permitted by, and in compliance with, all applicable laws and the Company’s Memorandum and Articles of Association, delivering to the Company or to an Affiliate, owned and unencumbered Shares not acquired from the Company with a Fair Market Value equal to the amount of tax liability to be satisfied by their delivery.
4.    Issuance of Shares. Except as otherwise provided in the Plan or this Agreement, as promptly as practicable after receipt of such written notification of exercise, full payment of the Exercise Price, receipt of all regulatory consents, as appropriate, and any required income tax withholding, the Company shall issue or transfer to Participant the number of Shares with respect to which Options have been so exercised (less Shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to Participant a certificate or certificates therefor, registered in Participant’s name (unless Participant elects to have the Company hold the Shares in book-form).
5.    Compliance with Securities Law. Participant understands and acknowledges that the Option Shares have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Option Shares is expressly conditioned upon compliance with the Securities Act and any other applicable securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws. In addition, Participant has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Option Shares and, in any event, requires that the Option Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Option Shares so long as the Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available. If the Option Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, the Option Shares may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Option Shares to the general public pursuant to a registration statement filed with and declared effective by the SEC. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144. Participant represents that he is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D, as promulgated under Section 5 of the Securities Act.
6.    Restrictive Legends and Stop-Transfer Orders.
6.1    Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Option Shares, together with any other legends that may be required by any applicable securities laws, the Company’s Certificate of Incorporation or Memorandum and Articles of Association, any other agreement between Participant and the Company or any agreement between Participant and any third party:
THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED

STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COMPANY AT ITS OPTION RECEIVES AN OPINION OF COUNSEL OF THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND UNLESS, WHERE APPLICABLE, HAS RECEIVED THE PRIOR APPROVAL OF THE CAYMAN ISLANDS MONETARY AUTHORITY.
IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS IN THE COMPANY’S ARTICLES OF ASSOCIATION AND PURSUANT TO A SHAREHOLDERS’ AGREEMENT DATED AS OF AUGUST 11, 2004 AMONG THE COMPANY AND CERTAIN OF THE COMPANY’S SHAREHOLDERS. THE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A REPURCHASE RIGHT FOR THE BENEFIT OF GREENLIGHT CAPITAL RE, LTD., IN THE GREENLIGHT CAPITAL RE, LTD. AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN. A COPY OF SUCH ARTICLES OF ASSOCIATION AND SHAREHOLDERS’ AGREEMENT AND STOCK INCENTIVE PLAN WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
OWNERSHIP OF OPTIONS BY UNITED STATES PERSONS (AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) MAY SUBJECT SUCH PERSONS TO SIGNIFICANT ADVERSE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES, INCLUDING ADVERSE CONSEQUENCES ARISING UNDER THE UNITED STATES PASSIVE FOREIGN INVESTMENT COMPANY RULES. UNITED STATES PERSONS THAT OWN OPTIONS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH OWNERSHIP OF THE OPTIONS.

6.2    Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
6.3    The Company will not be required (i) to approve nor record the transfer on its books of any Option Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Option Shares, or to accord the right to vote or pay dividends to, any purchaser or other transferee to whom such Shares have been purportedly transferred.
7.    Company; Participant.
7.1    The term “Company” as used in this Agreement with reference to Continuous Service shall include the Company and its Affiliates, if any, as appropriate.
7.2    Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
8.    Non-Transferability. The Option is not transferable by Participant otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and is exercisable during Participant’s lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.
9.    Rights as Shareholder. Participant or a transferee of the Option shall have no rights as shareholder with respect to any Option Shares until he shall have become the holder of record of such shares, and no adjustment shall be made for dividends or distributions or other rights in respect of Option Shares for which the record date is prior to the date upon which he shall become the holder of record thereof.
10.    Adjustments. The Option may be adjusted or terminated in any manner as contemplated by the Plan.
11.    General Compliance. Notwithstanding any of the provisions hereof, Participant hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any Shares to Participant hereunder, if the exercise hereof or the issuance or transfer of such Option Shares shall constitute a violation by Participant or the Company of any provisions of any law or regulation of any governmental authority or a violation of the terms and conditions of the Company’s Memorandum and Articles of Association or Shareholders’ Agreement (as defined below). Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of Shares pursuant thereto to comply with any law or regulation of any governmental authority.
12.    Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to Participant may be given to Participant personally or may be mailed to him at his address as recorded in the records of the Company.
13.    Binding Effect. Subject to Section 8 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
14.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.
15.    Plan. The terms and provisions of the Plan including, without limitation, Section 13 thereof, are incorporated herein by reference, and Participant hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.
16.    Tax Consequences. Set forth below is a brief summary as of the Date of Grant of some of the U.S. Federal tax consequences of the grant, vesting and exercise of the Option and disposition of the Option Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. This Agreement is not given in the form of a covered opinion, within the meaning of Circular 230 issued by the U.S. Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this Agreement for the purpose of avoiding U.S. Federal tax penalties. In addition, any tax advice contained in this Agreement may not be used to promote, market or recommend a transaction to another party.
16.1    The grant and vesting of the Option should not result in any U.S. Federal income tax liability.
16.2    There may be a regular U.S. Federal income tax liability upon the exercise of the Option. Participant may be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Option Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

16.3    If the Shares delivered upon exercise of the Option are held for more than twelve (12) months, any gain realized on disposition of the Share should be treated as long term capital gain.
17.    Nonqualified Stock Option. The Option granted hereunder is not intended to be an incentive stock option within the meaning of Section 422 of the Code.
18.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

GREENLIGHT CAPITAL RE, LTD.	PARTICIPANT
By: /s/ Tim Courtis	/s/ Leonard Goldberg (Signature)
Tim Courtis Chief Financial Officer	Leonard Goldberg

GREENLIGHT CAPITAL RE, LTD.
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Greenlight Capital Re, Ltd. (the “Company”), and the participant named below (“Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”).

Participant:	Leonard Goldberg
Address:	505 S Orange Ave Unit 402
Sarasota, FL, USA
Total Option Shares:	19,500
Exercise Price Per Share:	U.S.$ 21.40
Date of Grant:	August 1, 2017
Expiration Date:	August 1, 2027

1.Grant of Option. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of Shares set forth above as Total Option Shares (“Option Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.
2.    Exercise Period.
2.1    The Option will become immediately vested and exercisable with respect to 100% of the Option Shares on the Date of Grant.
2.2    The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 2.1 of this Agreement or, if applicable, pursuant to Section 10 of the Plan.
3.    Manner of Exercise.
3.1    To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form as may be approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Participant’s election to exercise the Option, (ii) the number of Option Shares being purchased, (iii) any restrictions imposed on the Option Shares, (iv) any representations, warranties and agreements regarding Participant’s investment intent and access to information as

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may be required by the Company to comply with applicable securities laws and (v) whether the Shares shall be certificated or held in book-form. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option. The Option may not be exercised unless all necessary regulatory approvals have been obtained and such exercise is in compliance with all applicable securities laws and all regulatory and other applicable laws of the Cayman Islands, as they are in effect on the date of exercise. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Option Shares being purchased in cash or by cashiers’ check, or where permitted by law:
(a)    provided that the shareholders of the Company have approved by ordinary resolution at a general meeting either the Plan which contemplates the manner of repurchase set out herein or the manner of repurchase of Shares contemplated hereby, and to the extent permitted by, and in compliance with, all applicable laws and the Company’s Memorandum and Articles of Association, by delivery to the Company of Shares having an aggregate Fair Market Value equal to the Exercise Price to be satisfied by their delivery which have been held by Participant for at least six (6) months;
(b)    through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits to forward the total Exercise Price directly to the Company;
(c)    by a “net exercise” method whereby the Company withholds from delivery of the Option Shares subject to the Option (or portion thereof) that number of whole Option Shares having a Fair Market Value on the date of exercise equal to (or, to avoid the issuance of fractional Option Shares, less than) the aggregate Exercise Price of the Option Shares being purchased upon such exercise (inclusive of the Option Shares being withheld as payment); or
(d)    by any combination of the foregoing.
3.2    At the time of exercise, Participant shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold any applicable income or other taxes incurred by reason of the exercise of the Option granted hereunder. Participant may satisfy any such tax withholding obligation relating to the exercise or acquisition of the Option Shares by any of the following means (in addition to the Company’s right to withhold or to direct the withholding from any compensation paid to Participant by the Company or by an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Option Shares hereunder (and payment therefor); provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) provided that the shareholders of the Company have approved by ordinary resolution at a

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general meeting either the Plan which contemplates the manner of repurchase set out herein or the manner of repurchase of Shares contemplated hereby, and to the extent permitted by, and in compliance with, all applicable laws and the Company’s Memorandum and Articles of Association, delivering to the Company or to an Affiliate, owned and unencumbered Shares not acquired from the Company with a Fair Market Value equal to the amount of tax liability to be satisfied by their delivery.
4.    Issuance of Shares. Except as otherwise provided in the Plan or this Agreement, as promptly as practicable after receipt of such written notification of exercise, full payment of the Exercise Price, receipt of all regulatory consents, as appropriate, and any required income tax withholding, the Company shall issue or transfer to Participant the number of Shares with respect to which Options have been so exercised (less Shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to Participant a certificate or certificates therefor, registered in Participant’s name (unless Participant elects to have the Company hold the Shares in book-form).
5.    Compliance with Securities Law. Participant understands and acknowledges that the Option Shares have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Option Shares is expressly conditioned upon compliance with the Securities Act and any other applicable securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws. In addition, Participant has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Option Shares and, in any event, requires that the Option Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Option Shares so long as the Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available. If the Option Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, the Option Shares may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Option Shares to the general public pursuant to a registration statement filed with and declared effective by the SEC. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144. Participant represents that he is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D, as promulgated under Section 5 of the Securities Act.
6.    Restrictive Legends and Stop-Transfer Orders.
6.1    Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Option Shares, together with any other legends that may be required by any applicable securities laws, the Company’s Certificate of Incorporation or Memorandum and Articles of Association, any other agreement between Participant and the Company or any agreement between Participant and any third party:
THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED

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STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COMPANY AT ITS OPTION RECEIVES AN OPINION OF COUNSEL OF THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND UNLESS, WHERE APPLICABLE, HAS RECEIVED THE PRIOR APPROVAL OF THE CAYMAN ISLANDS MONETARY AUTHORITY.
IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS IN THE COMPANY’S ARTICLES OF ASSOCIATION AND PURSUANT TO A SHAREHOLDERS’ AGREEMENT DATED AS OF AUGUST 11, 2004 AMONG THE COMPANY AND CERTAIN OF THE COMPANY’S SHAREHOLDERS. THE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A REPURCHASE RIGHT FOR THE BENEFIT OF GREENLIGHT CAPITAL RE, LTD., IN THE GREENLIGHT CAPITAL RE, LTD. AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN. A COPY OF SUCH ARTICLES OF ASSOCIATION AND SHAREHOLDERS’ AGREEMENT AND STOCK INCENTIVE PLAN WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
OWNERSHIP OF OPTIONS BY UNITED STATES PERSONS (AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) MAY SUBJECT SUCH PERSONS TO SIGNIFICANT ADVERSE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES, INCLUDING ADVERSE CONSEQUENCES ARISING UNDER THE UNITED STATES PASSIVE FOREIGN INVESTMENT COMPANY RULES. UNITED STATES PERSONS THAT OWN OPTIONS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH OWNERSHIP OF THE OPTIONS.

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6.2    Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
6.3    The Company will not be required (i) to approve nor record the transfer on its books of any Option Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Option Shares, or to accord the right to vote or pay dividends to, any purchaser or other transferee to whom such Shares have been purportedly transferred.
7.    Company; Participant.
7.1    The term “Company” as used in this Agreement with reference to Continuous Service shall include the Company and its Affiliates, if any, as appropriate.
7.2    Whenever the word “Participant” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
8.    Non-Transferability. The Option is not transferable by Participant otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and is exercisable during Participant’s lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.
9.    Rights as Shareholder. Participant or a transferee of the Option shall have no rights as shareholder with respect to any Option Shares until he shall have become the holder of record of such shares, and no adjustment shall be made for dividends or distributions or other rights in respect of Option Shares for which the record date is prior to the date upon which he shall become the holder of record thereof.
10.    Adjustments. The Option may be adjusted or terminated in any manner as contemplated by the Plan.
11.    General Compliance. Notwithstanding any of the provisions hereof, Participant hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any Shares to Participant hereunder, if the exercise hereof or the issuance or transfer of such Option Shares shall constitute a violation by Participant or the Company of any provisions of any law or regulation of any governmental authority or a violation of the terms and conditions of the Company’s Memorandum and Articles of Association or Shareholders’ Agreement (as defined below). Any determination in this connection by the Committee shall be final, binding and

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conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of Shares pursuant thereto to comply with any law or regulation of any governmental authority.
12.    Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by Participant to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to Participant may be given to Participant personally or may be mailed to him at his address as recorded in the records of the Company.
13.    Binding Effect. Subject to Section 8 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
14.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.
15.    Plan. The terms and provisions of the Plan including, without limitation, Section 13 thereof, are incorporated herein by reference, and Participant hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.
16.    Tax Consequences. Set forth below is a brief summary as of the Date of Grant of some of the U.S. Federal tax consequences of the grant, vesting and exercise of the Option and disposition of the Option Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. This Agreement is not given in the form of a covered opinion, within the meaning of Circular 230 issued by the U.S. Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this Agreement for the purpose of avoiding U.S. Federal tax penalties. In addition, any tax advice contained in this Agreement may not be used to promote, market or recommend a transaction to another party.
16.1    The grant and vesting of the Option should not result in any U.S. Federal income tax liability.
16.2    There may be a regular U.S. Federal income tax liability upon the exercise of the Option. Participant may be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Option Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

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16.3    If the Shares delivered upon exercise of the Option are held for more than twelve (12) months, any gain realized on disposition of the Share should be treated as long term capital gain.
17.    Nonqualified Stock Option. The Option granted hereunder is not intended to be an incentive stock option within the meaning of Section 422 of the Code.
18.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

GREENLIGHT CAPITAL RE, LTD.	PARTICIPANT
By: /s/ Tim Courtis	/s/ Leonard Goldberg (Signature)
Tim Courtis Chief Financial Officer	Leonard Goldberg

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